Cumulative Preferred Stock	12 Months Ended
Dec. 31, 2011
Common Stock/Cumulative Preferred Stock/Accumulated Other Comprehensive Income (Loss) [Abstract]
CUMULATIVE PREFERRED STOCK

30. CUMULATIVE PREFERRED STOCK

Authorized:

Unlimited number of First Preferred shares, issuable in series.

Unlimited number of Second Preferred shares, issuable in series.

		2011		2010
Issued and outstanding:	Millions of shares	Millions of dollars	Millions of shares	Millions of dollars
Balance	6.0	$146.7	6.0	$146.7

In June 2010, Emera issued six million 4.40% Cumulative Five-Year Rate Reset First Preferred Stock, Series A (“First Preferred Stock, Series A”). The $150 million First Preferred Stock, Series A were issued at $25.00 per share for net after-tax and transaction costs proceeds of $146.7 million.

As the First Preferred Shares, Series A are neither redeemable at the option of the shareholder nor have a mandatory redemption date, they are classified as equity and the associated dividends will be deducted on the consolidated statements of earnings immediately before arriving at “Net earnings attributable to common shareholders” and will be shown on the consolidated statement of equity as a deduction from retained earnings.

The First Preferred Shares, Series A are entitled to receive fixed cumulative preferred cash dividends in the amount of $1.10 per share per annum for each year up to and including May 15, 2015. For each five-year period after this date, the holders of First Preferred Shares, Series A are entitled to receive reset fixed cumulative preferred cash dividends. The reset annual dividends per share will be determined by multiplying the $25.00 per share by the annual fixed dividend rate, which is the sum of the five-year Government of Canada Bond Yield on the applicable reset date plus 1.84 percent.

The holders of First Preferred Shares, Series A will have the right, at their option, to convert their shares into an equal number of Cumulative Floating Rate First Preferred Shares, Series B of the Company on August 15, 2015 and every five years thereafter.

The First Preferred Shares, Series B have the same characteristics as the Series A shares, with the exception of the calculation of the floating dividend rate for the Series B shares being the sum of the T-bill rate plus 1.84 percent.

The holders of the First Preferred Shares, Series B will have the right, at their option, to convert their shares into an equal number of Series A shares of the Company on August 15, 2020 and every five years thereafter.

On August 15, 2015 and August 15, 2020 respectively and on August 15 every five years thereafter, the Company has the right to redeem for cash the outstanding First Preferred Shares, Series A or B in whole or in part at a price of $25 per share plus all accrued and unpaid dividends up to but excluding the date fixed for redemption.

The First Preferred Shares of each series rank on a parity with the First preferred Shares of every other series and are entitled to a preference over a the Second Preferred Shares, the Common Shares, and any other shares ranking junior to the First Preferred Shares with respect to the payment of dividends and the distribution of the remaining property and assets or return of capital of the Company in the liquidation, dissolution or wind-up, whether voluntary or involuntary.

In the event the Company fails to pay, in aggregate, eight quarterly dividends on any series of the First Preferred Shares, the holders of the First Preferred Shares will be entitled to attend any meeting of shareholders of the Company and to vote at any such meeting.